Exhibit 99.9
--------------------------------------------------------------------------------

                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of May, 2004, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, successor by merger to Wells Fargo Home Mortgage, Inc., a national banking association (the "Servicer") having an office at 1 Home Campus, Des Moines, Iowa 50328-0001, recites and provides as follows:

                                    RECITALS

         WHEREAS, Centre Capital Group, Inc. ("CCGI") acquired certain first lien, fixed and adjustable rate, conventional mortgage loans on a servicing-retained basis from the Servicer, which mortgage loans were either originated or acquired by the Servicer.

         WHEREAS, such mortgage loans are currently being serviced by the Servicer for CCGI pursuant to a Master Servicing Agreement for Fixed and Adjustable Rate Mortgage Loans (the "Master Servicing Agreement"), dated as of May 1, 2000 and annexed as Exhibit B hereto, by and between CCGI, as owner, and the Servicer, as servicer.

         WHEREAS, pursuant to the Master Mortgage Loan Purchase and Warranties Agreement, dated as of February 1, 2002 (the "Master Mortgage Loan Purchase Agreement"), annexed as Exhibit C hereto, Lehman Brothers Bank, FSB (the "Bank") has purchased or received from CCGI all of CCGI's right, title and interest in and to certain of the mortgage loans currently serviced under the Master Servicing Agreement (hereinafter, the "Mortgage Loans") and assumed for the benefit of the Servicer the rights and obligations of CCGI as owner under such Agreement.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated May 1, 2004 (the "Assignment and Assumption Agreement") annexed as Exhibit G hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the Master Servicing Agreement and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Master Mortgage Loan Purchase Agreement.

         WHEREAS, the Seller has conveyed certain of the Mortgage Loans, as identified on Exhibit D hereto (the "Serviced Mortgage Loans"), to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to Citibank, N.A. (the "Trustee"), pursuant to a trust agreement dated as of May 1, 2004 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer"), and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller (with the consent of the Master Servicer) to terminate the rights and obligations of the Servicer hereunder at any time without cause in accordance with Section 9.02 of the Master Servicing Agreement and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the Master Servicing Agreement shall continue to apply to the Serviced Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall constitute a Reconstitution Agreement (as such term is defined in the Master Servicing Agreement) which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the Master Servicing Agreement incorporated by reference herein (regardless of whether such terms are defined in the Master Servicing Agreement), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the Master Servicing Agreement, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the Master Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         3. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2004-12H Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller, as owner, under the Master Servicing Agreement to enforce the obligations of the Servicer under the Master Servicing Agreement and the term "Owner" as used in the Master Servicing Agreement in connection with any rights of the Owner shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 9.01 of the Master Servicing Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the Master Servicing Agreement; and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         4. Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. The Servicer hereby restates as of the Closing Date the representations and warranties made in Section 6.01 of the Master Servicing Agreement.

         5. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

         Aurora Loan Services Inc.
         2530 South Parker Road
         Suite 601
         Aurora, Colorado  80014
         Attention:  E. Todd Whittemore, Master Servicing, SASCO/ALS 2004-12H
         Telephone:  (303) 632-3000
         Telecopier: (303) 632-3001

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

         JPMorgan Chase Bank
         New York, New York
         ABA#:  021-000-021
         Account Name:       Aurora Loan Services Inc.,
                             Master Servicing Payment Clearing Account
         Account Number:  066-611059
         Beneficiary:  Aurora Loan Services Inc.
         For further credit to:  SASCO 2004-12H

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

         Citibank, N.A.
         111 Wall Street
         14th Floor, Zone 3
         New York, New York 10005
         Attention:  Structured Finance-SASCO 2004-12H
         Telephone: 212-657-7781
         Facsimile: 212-657-4009

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

         Lehman Brothers Holdings Inc.
         745 Seventh Avenue, 7th Floor
         New York, New York  10019
         Attention:  Leslee Gelber
         Telephone:  (212) 526-5861
         E-mail:  lgelber@lehman.com

         With a copy to:
         Morgan, Lewis & Bockius LLP
         1701 Market Street
         Philadelphia, PA 19103
         Attention:  Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement, to the attention of John Brown, Telephone: (515) 213-7071;
Telecopier: (515) 213-7121.

         6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         8. Reconstitution. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date", each as defined in the Master Servicing Agreement.

         Executed as of the day and year first above written.

                                        LEHMAN BROTHERS HOLDINGS INC.,
                                             as Owner

                                        By: /s/ Bradford Andres
                                            -------------------
                                            Name:  Bradford Andres
                                            Title: Authorized Signatory


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                             as Servicer


                                        By: /s/ Trisha Lowe
                                            ---------------
                                            Name:  Trisha Lowe
                                            Title: Vice President


ACKNOWLEDGED BY:

AURORA LOAN SERVICES INC.,
     as Master Servicer


By: /s/ E. Todd Whittemore
    ----------------------
    Name:  E. Todd Whittemore
    Title: Executive Vice President



CITIBANK, N.A.,
     as Trustee


By:
   -----------------------------------
Name:  Karen Schluter
Title: Assistant Vice President

                                    EXHIBIT A

                 Modifications to the Master Servicing Agreement


1. Unless otherwise specified herein, any provisions of the Master Servicing Agreement, including definitions, relating to (i) representations and warranties of the Owner and (ii) Whole-Loan Transfers, Pass-Through Transfers, Acknowledgement Agreements, Closing Dates, Cut-off Dates and First Remittance Dates shall be disregarded. Unless otherwise specified herein, for purposes of this Agreement, the exhibits to the Master Servicing Agreement and all references to such exhibits shall also be disregarded.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  "Custodial Agreement" means the Trust Agreement.

3. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

                  "Custodian" means Wells Fargo Bank, National Association.

4. The definition of "Due Period" in Article I is hereby amended in its entirety to read as follows:

                  "Due Period": With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of such Remittance Date and ending on the first day of the month of such Remittance Date.

5. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

         (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

         (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

         (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

         (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

         (vi)   a Qualified GIC;

         (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

         (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then-current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (1) a right to receive only interest payments with respect to the obligations underlying such instrument or (2) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

6. The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Freddie Mac":

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.


7. The definition of "Monthly Advance" in Article I is hereby amended in its entirety to read as follows:

                  "Monthly Advance" means with respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan.


8. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been assigned by CCGI to the Bank pursuant to the Master Mortgage Loan Purchase Agreement and by the Bank to the Seller pursuant to the Assignment and Assumption Agreement and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

9. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans which were acquired by the Bank from CCGI pursuant to the Master Mortgage Loan Purchase Agreement, which Mortgage Loan Schedule is attached as Exhibit D to this Agreement.

10. The definition of "Opinion of Counsel" in Article I is hereby amended by replacing the period at the end of such definition with a semicolon and adding:

provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Servicer and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Servicer or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions. Any Opinion of Counsel relating to (a) or (b) above shall be obtained at the expense of the party requesting same.

11. The definition of "Prepayment Interest Shortfall Amount" in Article I is hereby amended and restated in its entirety to read as follows:

                  "Prepayment Interest Shortfall Amount": With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

12. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, FSB, a federal savings bank.

13. The definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

         "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

                (c) provide that if at any time the then-current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                (d) provide that the Servicer's interest therein shall be transferable to any successor servicer or the Master Servicer hereunder; and

                (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

14. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

         "Servicing Fee": An amount equal to one-twelfth the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and REO Disposition Proceeds) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

15. The parties hereto acknowledge that Section 2.02 (Books and Records) of the Master Servicing Agreement shall be modified to indicate that the Servicer shall prepare and execute at the direction of the Seller any note endorsements in connection with transfer of the Mortgage Loans to the Trust Fund as the Owner of the Mortgage Loans and that the Seller shall pay for any fees associated with the preparation and execution of such note endorsements to the Trust Fund.

16. The parties hereto acknowledge that Section 2.03 (Commencement of Servicing Responsibilities) shall be inapplicable to this Agreement.

17. The parties hereto acknowledge that Section 2.04 (Custodial Agreement) shall be inapplicable to this Agreement, as superseded by the provisions of the Custodial Agreement and the Trust Agreement.

18. Section 3.01 (Servicer to Service) is hereby amended and restated in its entirety to read as follows:

                  Section 3.01      Servicer to Service.


                           From the date of origination of the related Mortgage
                  Loans to the related Closing Date, the Servicer shall have serviced the related Mortgage Loans in accordance with Accepted Servicing Practices. From and after the related Closing Date, the Servicer, as an independent contractor, shall service and administer the Mortgage Loans pursuant to this Agreement and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

                           Consistent with the terms of this Agreement, the
                  Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner, provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, imminent and the Servicer has obtained the prior written consent of the Master Servicer) the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. With respect to a Reconstitution Agreement, in the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 3.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Owner, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Owner shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

                           Promptly after the execution of any assumption,
                  modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or
                  Section 860G(d) of the Code.

                           In servicing and administering the Mortgage Loans,
                  the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Owner's reliance on the Servicer.

                           Absent written consultation and approval by the
                  Master Servicer, as specified in this Section 3.01, the Servicer may take actions relative to the servicing and administration of the Mortgage Loans that are consistent with Accepted Servicing Practices. The parties hereto acknowledge that references to the "Owner" in the second and third paragraphs of Section 3.02 shall refer to the Master Servicer, except that the expense of any environmental inspection or review at the request of the Master Servicer shall be an expense of the Trust Fund.

19. The parties hereto acknowledge that references to the "Owner" in the second and third paragraphs of Section 3.02 shall refer to the Master Servicer, except that the expense of any environmental inspection or review at the request of the Master Servicer shall be an expense of the Trust Fund.

20. Section 3.04 is hereby amended by changing the words "Wells Fargo Bank, N.A. in trust for Centre Capital Group, Inc., owner of Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors' (provided, in the event that this Agreement is assigned to a third party, the Custodial Account(s) shall be reestablished in trust for such Assignee)" appearing in the fourth, fifth, sixth and seventh lines of the first paragraph to "Wells Fargo Bank, N.A. in trust for the SASCO 2004-12H Trust Fund" and "Cut-off Date" in the second paragraph to "close of business on May 1, 2004."

21. Section 3.06 (Establishment of and Deposits to Escrow Account) is hereby amended by changing the words "Wells Fargo Bank, N.A. in trust for Centre Capital Group, Inc., owner of Fixed and Adjustable Rate Mortgage Loans, and various Mortgagors' (provided, in the event that this Agreement is assigned to a third party, the Custodial Account(s) shall be reestablished in trust for such Assignee)" appearing in the fourth, fifth, sixth and seventh lines of the first paragraph thereof to "Wells Fargo Bank, N.A. in trust for the SASCO 2004-12H Trust Fund."

22. Section 3.18 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years", (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

                           In the event that the Trust Fund acquires any REO
                  Property in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Servicer has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Servicer has received such an extension, then the Servicer shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Servicer has not received such an extension and the Servicer is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Servicer has received such an extension, and the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Servicer shall, before the end of the three-year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Servicer which would enable the Servicer, on behalf of the Trust Fund, to request such grant of extension.

                           Notwithstanding any other provisions of this
                  Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
                  Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (iii) deleting the first sentence of the third paragraph thereof, (iv) replacing the words "one and a half" and "sentence" with "three" and "paragraph", respectively, in the sixth and seventh lines of the third paragraph thereto, and (v) by adding the following to the end of such
         Section:

                           Prior to acceptance by the Servicer of an offer to
                  sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

23. Section 4.02 (Statements to Owner) is hereby amended in its entirety to read as follows:

                  4.02     Statements to the Master Servicer

                           (a) Not later than the tenth calendar day of each
                  month or, if such calendar day is not a Business Day, the immediately preceding Business Day, the Servicer shall furnish to the Master Servicer: (i) a monthly remittance advice in the format set forth in Exhibit E-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit E-2 hereto and limited to the information that is reasonably available to the Servicer (or in such other formats mutually agreed upon by the Servicer and Master Servicer) (collectively, the "Monthly Remittance Advice") as to the accompanying remittance and the period ending on the last calendar day of the preceding month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media mutually agreed upon by the Servicer and Master Servicer.

                           (b) Beginning with calendar year 2005, the Servicer
                  shall prepare and file any and all tax returns, information statements or other filings for the portion of the tax year 2004 and subsequent tax years required to be delivered to any governmental taxing authority or to the Master Servicer pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Master Servicer to prepare the Trust Fund's federal income tax return as the Master Servicer may reasonably request from time to time.

24. Section 4.03 (Monthly Advances by Servicer) is hereby amended by adding the following new sentence immediately following the first sentence of such section:

                           Any amounts held for future distribution and so used
                  to make Monthly Advances shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Trust Fund required to be made on such Remittance Date.

25. Section 5.01 (Servicing Compensation) is hereby amended by adding the following sentence at the end of such Section:

                           The Servicer shall be required to pay all expenses
                  incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

26. Section 5.06 (Annual Independent Public Accountants' Servicing Report) is hereby amended and restated in its entirety to read as follows:

                  Section 5.06      Annual Audit Report.

                           On or before the last day of February of each year,
                  beginning with February 28, 2005, the Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller and Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

27. A new Section 5.07 is hereby added to the Master Servicing Agreement to read as follows:

                  Section 5.07      Annual Certification.

                           On or before the last day of February of each year,
                  beginning with February 28, 2005, the Servicer, at its own expense, will deliver to the Master Servicer an Annual Certification, a form of which is attached hereto as Exhibit F, stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement or similar agreements has been made under such officers' supervision and
                  (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

28. A new Section 5.08 is hereby added to the Master Servicing Agreement to read as follows:

                  Section 5.08      SEC Certification.

                  By the last day of February of each year (or if not a Business Day, the immediately preceding Business Day) beginning with February 28, 2005, or at any other time upon thirty (30) days written request, an officer of the Seller shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Seller or any officer to whom that officer reports, to the Master Servicer for the benefit of the Master Servicer and its respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Seller of that fact and (ii) the Seller shall not be required to provide the Officer's Certificate described in this subsection
                  (a).

29. The second, third and fourth paragraphs of Section 6.02 (Remedies for Breach of Representations and Warranties of the Servicer) are hereby restated to read as follows:

                           Within 60 days of the earlier of either discovery by
                  or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Servicer shall, at the Trustee's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with
                  Section 10.01.

                           In addition, the Servicer shall indemnify (from its
                  own funds) the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Servicer's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 6.02 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Servicer relating to
                  or arising out of the Breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such Breach by the Servicer or notice thereof by the Trustee or Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period and (iii) demand upon the Servicer by the Trustee or the Master Servicer for compliance with this Agreement.

30. The parties hereto acknowledge that Section 6.03 (Representations and Warranties of the Owner), Section 6.04 (Remedies for Breach of Representations and Warranties of Owner) Section 7.01 (Removal of Mortgage Loans from Inclusion Under the Agreement Upon a Pass-Through Transfer or a Whole Loan Transfer on One or More Reconstitution Dates) and Section 7.02 (Owner's Repurchase and Indemnification Obligations) are inapplicable to this Agreement.

31. Section 7.03 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

                           The Servicer shall indemnify the Trust Fund, the
                  Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Seller, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

                           The Trust Fund shall indemnify the Servicer and hold
                  it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

                           In the event a dispute arises between an indemnified
                  party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

32. Section 8.02 (Limitation on Liability of the Servicer and Others) is hereby amended by changing the word "Owner" to "Trustee" where it appears in the proviso to the third sentence thereof and the word "Owner" to "Trust Fund" in the fourth sentence of such Section.

33. The first paragraph of Section 8.03 (Limitation on Resignation and Assignment by Servicer) is hereby amended in its entirety to read as follows:

                           The Servicer shall neither assign this Agreement or
                  the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties, provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

         References to "Owner" in the second and third paragraphs of Section
8.03 shall refer to the "Master Servicer acting at the direction, or with the prior consent of, the Trustee".

34. Section 9.01 is hereby amended by changing the references to "Owner" in the third and fourth paragraph of such section to "Master Servicer."

35. Section 9.02 (Termination Without Cause) is hereby amended in its entirety to read as follows:

                  Section 9.02      Termination Without Cause.

                           This Agreement shall terminate upon: (i) the later of
                  (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Owner (or advances by the Servicer for the same) and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, or (ii) mutual consent of the Servicer, the Seller and the Master Servicer in writing or (iii) at the sole option of the Seller, without cause, upon 30 days written notice. Any such notice of termination shall be in writing and delivered to the Servicer by registered mail to the address set forth at the beginning of this Agreement. The Master Servicer, the Trustee and the Servicer shall comply with the termination procedures set forth in Section 9.01 hereof and the procedures set forth below, provided that, in the event the Seller terminates this Agreement without cause in accordance with subclause (iii) above, the Seller shall pay the Servicer a termination fee equal to 2.0% of the aggregate unpaid balance of the Mortgage Loans as of such termination date.

                           In connection with any such termination referred to
                  in clause (ii) or (iii) above, the Seller will be responsible for reimbursing the Servicer for all unreimbursed out-of-pocket Servicing Advances within 15 Business Days following the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing.

                           Notwithstanding and in addition to the foregoing, in
                  the event that (i) a Mortgage Loan becomes delinquent for a period of 90 days or more (a "Delinquent Mortgage Loan") or
                  (ii) a Mortgage Loan becomes an REO Property, the Seller may at its election terminate this Agreement (a) with respect to such Delinquent Mortgage Loan or (b) REO Property, in each case, upon 15 days' written notice to the Servicer. In the event of such election, the Seller shall reimburse the Servicer for all unreimbursed out-of-pocket Servicing Advances and Monthly Advances on the date of termination and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing, including, but not limited to, costs associated with the transfer of the related files to the Owner's designee.

36. Section 10.01 (Successor to the Servicer) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Servicer's
                  responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.03, 9.01 or 9.02, the Master
                  Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement or (ii) appoint a successor servicer meeting the eligibility requirements of this Agreement set forth in Sections 8.01(i) and (ii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Depositor, as applicable, may make such arrangements for the compensation of such successor out of payments on the

                  Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 10.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 6.01 and the remedies available to the Trustee under Sections 6.02 and 7.03, it being understood and agreed that the provisions of such Sections 6.01, 6.02 and 7.03 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 and
                  (ii) assuming the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 9.01 and
                  9.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver (i) within three (3)
                  Business Days to the successor servicer the funds in the Custodial Account and Escrow Account and (ii) within 30 Business Days all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

                           Upon a successor's acceptance of appointment as such,
                  the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder as a result of a termination of the Servicer for cause pursuant to Section 9.01 of the Agreement, including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning servicer from its own funds without reimbursement.

37.      The parties hereto acknowledge that Section 10.02 (Closing), Section
         10.03 (Closing Documents), Section 10.07 (Notices) and Section 10.16 (Exhibits) are inapplicable to this Agreement.

38. A new Section 10.19 is hereby added to the Master Servicing Agreement to read as follows:

                  Section 10.19 Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                           Master Servicing Agreement


                                See Exhibit 99.18

                                    EXHIBIT C

             Master Mortgage Loan Purchase and Warranties Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                             Mortgage Loan Schedule



                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                                    FORMAT
----------                 -----------                                                                    ------

INVNUM                     INVESTOR LOAN NUMBER                                                           Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                                 Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                                    Number two decimals
                           BEGINNING TRAIL BALANDE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                             Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                                    Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                                Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                                    Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                                Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                           Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                         Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                       Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                                   Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                                 Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                               Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                           Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                              DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                         Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                                    DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                                        Number seven decimals
                                                                                                          Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                                     Number seven decimals
                                                                                                          Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                                       Number seven decimals
                                                                                                          Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                         Number two decimals
                           .00 IF PAIDOFF



                                     E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                                                      DESCRIPTION
----------                                                                      -----------

% of MI Coverage                                                                % of MI Coverage
Actual MI Claim Filed Date                                                      The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)                                      Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                                                       The amount claimed to the MI company on the MI claim
Actual Discharge Date                                                           Date Bankruptcy was Discharged
Actual Due Date                                                                 Next Payment Due Date
Actual Eviction Complete Date                                                   Actual Eviction Complete Date
Actual Eviction Start Date                                                      Actual Eviction Start Date
Actual First Legal Date                                                         Actual First Legal Date
Actual Notice of Intent Date (breach letter date)                               Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                                                    The date the Last Pre-petition payment is due from
                                                                                the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                                                  The date the First Pre-petition payment is due from
                                                                                the Trustee in a chapter 13 BK
Actual Redemption End Date                                                      Actual Redemption End Date
Actual REO Start Date                                                           The date the account was received by the
                                                                                REO Deaprtment
Appraisal, BPO Costs                                                            Total expenses incurred for the purpose of BPO's or
                                                                                Appraisals.
Bankruptcy Chapter                                                              Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                                            BK Atty Fees & Costs
BK Flag (Man Code)                                                              A code that identifies the account as an
                                                                                active Bankruptcy.
Bnk Case # (7 digit only)                                                       Bnk Case # (7 digit only)
City                                                                            City
Claim Amount Paid                                                               MI Claim Amount
Claim Funds Received Date                                                       The date the MI Claim funds were received from the
                                                                                MI Company
Confirmation Hearing Date                                                       Confirmation Hearing Date
Current Interest Rate                                                           Current Interest Rate
Current Loan Amount                                                             Unpaid Principal Balance
Current P&I Payment Amount                                                      Current P&I Payment Amount
Date Bid Instructions Sent                                                      Date Bid Instructions Sent to Attorney
Date F/C Sale Scheduled                                                         The date the Foreclosure sale is scheduled to occur.
Date Filed Relief/Dismissal                                                     The date the motion for
                                                                                Relief or Dismissal was filed with the BK Court

                                     E-2-1



Date Loan Reinstated                                                            Date Loan Reinstated
Date POC Filed                                                                  Date proof of claim filed
Date Relief/Dismissal Granted                                                   The date the BK court granted the motion for Relief
                                                                                or Dismissal
Date REO Offer Accepted                                                         Date REO Offer Accepted
Date REO Offer Received                                                         Date REO Offer Received
Deal Identifier by Loan                                                         Security Name/Cross reference Investor ID (Servicer
                                                                                to Cross reference)
Delinquency Status (Man Code)                                                   30, 60, 90, BK, FC, REO, Claims or a code that can
                                                                                be decoded to determine the current status of the
                                                                                account.
Loss Mit Denial Date                                                            Loss Mit Denial Date
Eviction Atty Fees & Costs                                                      Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                                                     F/B 1st Due (if applicable)
F/B Last Due (if applicable)                                                    F/B Last Due (if applicable)
FC Atty Fees & Costs                                                            FC Atty Fees & Costs
FC Flag                                                                         A code that identifies the account as an active
                                                                                Foreclosure.
FC Start Date (referral date)                                                   FC Start Date (referral date)
FC Suspended Date                                                               FC Suspended Date
FC Valuation Amount                                                             The value of the property as determined for the
                                                                                purpose of foreclosure.
FC Valuation Date                                                               The date the property value was determined for
                                                                                the purpose of foreclosure.
FC Valuation Source                                                             The type of valuation that was used to determine the
                                                                                Fc Valuation amount.
FHA 27011A Transmitted Date                                                     FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                                                     FHA 27011B Transmitted Date
FHA Case #                                                                      FHA Case #
FHA Part A Funds Received Date                                                  FHA Part A Funds Received Date
First Payment Date                                                              First Payment Date
Foreclosure Actual Sale Date                                                    Date F/C Sale Held
VA Gaurantee %                                                                  VA Gaurantee %
Interest Advances                                                               Interest Advances
Investor Loan Number                                                            Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                                             Date claim submitted to investor
Liquidation Status                                                              Type of PIF, S/S, 3rd Party etc.
VA Loan Guarantee Certificate Number                                            VA Loan Guarantee Certificate Number
Loan Number                                                                     Servicer Loan Number
Loan Term                                                                       Loan Term
Loan Type                                                                       Loan Type
Loss Mit Approval Date                                                          Loss Mit Approval Date
Loss Mit Flag (Man Code)                                                        A code that identifies the account as an active
                                                                                Loss Mit account.
Loss Mit Removal Date                                                           The date the Loss Mit Department determined that
                                                                                Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                                             Loss Mit Set-up Date

                                     E-2-2



Loss Mit Type                                                                   S/S, Forbearance, Repay, Mod,etc.
Loss Mit Workstation Status                                                     Completed, Removed, Active
MI Certificate Number                                                           MI Certificate Number
MI Cost                                                                         Price percentage, lender paid only
MI Coverage Y/N                                                                 MI Coverage Y/N
Monthly MIP Cost                                                                The monthly fee paid to HUD to maintain coverage
                                                                                on the account.
Next Payment Adjustment Date                                                    Next Payment Adjustment Date
Next Rate Adjustment Date                                                       Next Rate Adjustment Date
Occupancy Status                                                                Occupancy Status
Occupancy Status Date                                                           The date the occupancy status reported was
                                                                                determined.
Original Loan Amount                                                            Original Loan Amount
Original Value Amount                                                           The value of the property as determined at the
                                                                                origination of the account.
Origination Date                                                                The date the closing occurred to originate the loan.
ORIGINATION VALUE DATE                                                          The date the original Value Amount was determined.
ORIGINATION VALUE SOURCE                                                        The type of valuation that was used to determine the
                                                                                Original Value amount.
Other Advance Expenses                                                          Total Advances minus all other/detail and total
Ownership Code
Paid in Full Date                                                               Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date                                                      FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                                                      Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO Repaired Value
REO Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)



                                     E-2-3




REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled
Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State
Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE


                                      E-2-4

                                    EXHIBIT F

                              ANNUAL CERTIFICATION


Re: Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-12H

                                   ----------

I, John B. Brown, Vice President of Wells Fargo Bank, N.A. (the "Servicer"), certify to [identify the company submitting to SEC], and its officers, directors, agents and affiliates (in its role as [identify role] the "Sarbanes Certifying Party"), and with the knowledge and intent that they will rely upon this certification, that:

1. Based on my knowledge, the information relating to the Mortgage Loans and the servicing thereof submitted by the Servicer to the Sarbanes Certifying Party which is used in connection with preparation of the reports on Form 8-K and the annual report on Form 10-K filed with the SEC with respect to each transaction listed on the attached Exhibit A, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

2. The servicing information required to be provided to the Sarbanes Certifying Party by the Servicer under the relevant servicing agreements has been provided to the Sarbanes Certifying Party;

3. I am responsible for reviewing the activities performed by the Servicer under the relevant servicing agreements and based upon the review required by the relevant servicing agreements, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Sarbanes Certifying Party, the Servicer has, as of the date of this certification fulfilled its obligations under the relevant servicing agreements;

4. I have disclosed to the Sarbanes Certifying Party all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the relevant servicing agreements; and

5. The Servicer shall indemnify and hold harmless the Sarbanes Certifying Party and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Certification or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Sarbanes Certifying Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Sarbanes Certifying Party as a result of the losses, claims, damages or liabilities of the Sarbanes Certifying Party in such proportion as is appropriate to reflect the relative fault of the Sarbanes Certifying Party on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Certification or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.


Dated:                                  By:
        ----------------------------         -----------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                                --------------------------------

                                    Exhibit G

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]


                                      G-1